     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 5, 2005

                                                      REGISTRATION NO. 333-
================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM F-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

                                             STEALTHGAS INC.
                         (Exact Name of Registrant as specified in its charter)

       REPUBLIC OF THE MARSHALL ISLANDS                  4412                              N/A
       (State or other jurisdiction of       (Primary Standard Industrial           (I.R.S. Employer
       incorporation or organization)        Classification Code Number)         Identification Number)

                                             ---------------

                                             STEALTHGAS INC.
                                          331 KIFISSIAS AVENUE
                                             ERITHREA 14561
                                             ATHENS, GREECE
                                         (011)(30)(210) 625 2849
                           (Address, including zip code, and telephone number,
                    including area code, of registrant's principal executive offices)

                                             ---------------

                                             CT CORPORATION
                                            111 EIGHTH AVENUE
                                        NEW YORK, NEW YORK 10011
                                             (800) 624-0909
                      (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                               COPIES TO:

               STEPHEN P. FARRELL, ESQ.                                                     RICHARD SHARP, ESQ.
            MORGAN, LEWIS & BOCKIUS LLP                                                  JAMES H. BALL, JR., ESQ.
                   101 PARK AVENUE                                                MILBANK, TWEED, HADLEY & MCCLOY LLP
               NEW YORK, NEW YORK 10178                                                   1 CHASE MANHATTAN PLAZA
                    (212) 309-6000                                                        NEW YORK, NEW YORK 10005
                  (telephone number)                                                         (212) 530-5000
                    (212) 309-6001                                                         (telephone number)
                  (facsimile number)                                                         (212) 822-5209
                                                                                           (facsimile number)

                             ----------------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS
        PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

                             ----------------------

If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act,
check the following box. |_|

       If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering. |x| 333-127905

       If this Form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the
Securities Act registration statement number of the earlier effective
registration statement for the same offering. |_|

       If this Form is a post-effective amendment filed pursuant to Rule
462(d) under the Securities Act, check the following box and list the
Securities Act registration statement number of the earlier effective
registration statement for the same offering. |_|

       If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box. |_|

                                 ---------------

                                               CALCULATION OF REGISTRATION FEE
================================================ ================ ===================== ==================== =================
                                                    AMOUNT TO       PROPOSED MAXIMUM     PROPOSED MAXIMUM
            TITLE OF EACH CLASS OF                     BE            OFFERING PRICE          AGGREGATE          AMOUNT OF
          SECURITIES TO BE REGISTERED             REGISTERED(1)     PER SECURITY(2)      OFFERING PRICE(1)   REGISTRATION FEE
------------------------------------------------ ---------------- --------------------- -------------------- -----------------

  Common Stock, par value $.01(2)...........         345,000             $14.50             $5,002,500           $589.00
================================================ ================ ===================== ==================== =================

(1)  Includes shares to be sold upon exercise of the underwriters'
     over-allotment option.

(2)  The 345,000 common shares being registered in this Registration Statement are in addition to the 8,855,000 common shares registered pursuant to
     Registrant's Registration Statement on Form F-1 (Reg. No. 333-127905). The
     Registrant certifies to the Securities and Exchange Commission (the
     "Commission") that it has instructed its bank to pay to the Commission the filing fee of $589 for the additional securities being registered hereby by wire transfer as soon as practicable (but in any event no later than the close of business on October 6, 2005); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on October 6, 2005.

                    ----------------------------------------

         THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE
SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE
SECURITIES ACT OF 1933, AS AMENDED.

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                                EXPLANATORY NOTE

         This Registration Statement is being filed pursuant to Rule
462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form F-1 (File No. 333-127905) filed by
StealthGas Inc. with the Securities and Exchange Commission (the
"Commission") on August 29, 2005, as amended on September 7, 2005 and
October 5, 2005, which was declared effective by the Commission on
October 5, 2005, are incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-l and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece on October 5, 2005.

                    STEALTHGAS INC.

                    By:            /s/ Harry N. Vafias
                         -------------------------------------------------------
                         Name:   Harry N. Vafias
                         Title:  Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed by the following persons on October 5, 2005 in the capacities indicated.

                          SIGNATURE                                            TITLE
                       ----------------                                       ----------

                    /s/ Harry N. Vafias                  Director, President and Chief Executive Officer
-----------------------------------------------------    (Principal Executive Officer)
                      Harry N. Vafias

                   /s/ Andrew J. Simmons                 Chief Financial Officer
-----------------------------------------------------    (Principal Accounting Officer)
                     Andrew J. Simmons

                  /s/ Michael G. Jolliffe                Chairman of the Board of Directors
-----------------------------------------------------
                    Michael G. Jolliffe

                             *                           Director
-----------------------------------------------------
                   Thanassis J. Martinos

                             *                           Director
-----------------------------------------------------
                        Miranda Xafa

*By:          /s/ Harry N. Vafias
         --------------------------------------------
         Harry N. Vafias
         Attorney-in-Fact

                            AUTHORIZED REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of, has signed this
Registration Statement in the City of Newark, State of Delaware, on October 5,
2005.

PUGLISI & ASSOCIATES

By:        /s/ Donald J. Puglisi
         ------------------------------------------
Name:    Donald J. Puglisi
Authorized Representative in the United States

                                  EXHIBIT INDEX

Exhibit Number             Description of Exhibit
--------------             ----------------------

5.1                        Opinion of Watson, Farley & Williams (New York) LLP, Marshall Islands counsel to the
                           Company.

23.1                       Consent of Watson, Farley & Williams (New York) LLP (filed as part of Exhibit 5.1)

23.2                       Consent of Deloitte Hadjipavlou, Sofianos & Cambanis S.A.

23.3                       Consent of Deloitte Hadjipavlou, Sofianos & Cambanis S.A.

24.1                       Power of Attorney (Incorporated by reference to Exhibit 24.1 to the Registration
                           Statement on Form F-1 of StealthGas Inc. (Reg No. 333-127905) initially filed with the
                           Securities and Exchange Commission on August 29, 2005).